UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2016

AURORA DIAGNOSTICS HOLDINGS, LLC

(Exact name of registrant as specified in charter)

Delaware	333-176790	20-4918072

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11025 RCA Center Drive, Suite 300, Palm Beach Gardens, Florida  33410

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 420-5512

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On April 8, 2016 (the “Fifth Amendment Effective Date”), Aurora Diagnostics Holdings, LLC (the “Company”) entered into a fifth amendment to its Financing Agreement dated as of July 31, 2014 (the “Closing Date”), as amended, restated, supplemented or otherwise modified from time to time (as so amended, the “Financing Agreement”), by and among Aurora Diagnostics, LLC, as borrower (the “Borrower”), the Company and certain subsidiaries of the Borrower parties thereto, as guarantors, the various lenders from time to time party thereto, as lenders, and Cerberus Business Finance, LLC, as administrative agent and collateral agent.

The fifth amendment provides for a 15 day extension to the Delayed Draw Term Loan B Commitment Termination Date, but conditions any drawing during the extension period on obtaining the consent of the Required Lenders.

The fifth amendment contains customary representations and warranties applicable to the Company and its subsidiaries.

The foregoing summary of the fifth amendment does not purport to be complete and is qualified in its entirety by reference to the fifth amendment, which is filed herewith as an exhibit, and by reference to the Financing Agreement, which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

10.1            Financing Agreement, dated as of July 31, 2014, by and among Aurora Diagnostics, LLC, as Borrower, Aurora Diagnostics Holdings, LLC and each subsidiary of Aurora Diagnostics, LLC listed as a guarantor on the signature pages thereto, as Guarantors, the Lenders from time to time party thereto, as Lenders, and Cerberus Business Finance, LLC, as Administrative Agent and as Collateral Agent (filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed August 12, 2014 and incorporated herein by reference).

10.2            Fifth Amendment to Financing Agreement, dated as of April 8, 2016, by and among Aurora Diagnostics, LLC, as borrower, Aurora Diagnostics Holdings, LLC, and certain subsidiaries of Aurora Diagnostics, LLC, as guarantors, various lenders from time to time party thereto, as lenders, and Cerberus Business Finance, LLC, as administrative agent and collateral agent.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aurora Diagnostics Holdings, LLC
April 13, 2016	/s/ Michael C. Grattendick
Michael C. Grattendick
Vice President, Controller, and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1

Financing Agreement, dated as of July 31, 2014, by and among Aurora Diagnostics, LLC, as Borrower, Aurora Diagnostics Holdings, LLC and each subsidiary of Aurora Diagnostics, LLC listed as a guarantor on the signature pages thereto, as Guarantors, the Lenders from time to time party thereto, as Lenders, and Cerberus Business Finance, LLC, as Administrative Agent and as Collateral Agent (filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed August 12, 2014 and incorporated herein by reference).

10.2

Fifth Amendment to Financing Agreement, dated as of April 8, 2016, by and among Aurora Diagnostics, LLC, as borrower, Aurora Diagnostics Holdings, LLC, and certain subsidiaries of Aurora Diagnostics, LLC, as guarantors, various lenders from time to time party thereto, as lenders, and Cerberus Business Finance, LLC, as administrative agent and collateral agent.